SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed	by the Registrant ☒

Filed	by a Party other than the Registrant ☐

Check	the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Allion Healthcare, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

                    , 2005

Dear Stockholder:

On behalf of the board of directors and management of Allion Healthcare, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on November 29, 2005, at 9:00 a.m., Eastern Standard Time, at                                                      . At the Annual Meeting, you will be asked to:

1. Elect six members to the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified;

2. Ratify the selection of BDO Seidman, LLP (“BDO Seidman”) as Allion’s Independent Registered Public Accountants for the 2005 fiscal year;

3. Approve and adopt the Second Amended and Restated Certificate of Incorporation, attached hereto; and

4. Transact such other business as properly comes before the Annual Meeting.

These and the above matters are more fully described in the accompanying Notice of the Annual Meeting and Proxy Statement.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. We have enclosed with this letter a Notice of the Annual Meeting of Stockholders, a Proxy Statement, a proxy card and a return envelope. We have also enclosed Allion Healthcare, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Please vote your proxy as directed on the proxy card so that your stock may be voted at this meeting. Whether or not you plan to attend the Annual Meeting, please sign and promptly return your proxy card in the enclosed postage paid envelope. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy. You may revoke your proxy at any time before it is voted.

The board of directors of Allion recommends that stockholders vote FOR election of the board’s nominees for director, FOR ratification of BDO Seidman as Allion’s Independent Registered Public Accountants, and FOR the approval of Allion’s Second Amended and Restated Certificate of Incorporation.

Sincerely,

Michael P. Moran

Chairman of the Board,

President, and

Chief Executive Officer

Your Vote is Important

Please execute and return the enclosed proxy promptly,

whether or not you plan to attend the Allion Healthcare, Inc. Annual Meeting.

ALLION HEALTHCARE, INC.

1660 WALT WHITMAN ROAD, SUITE 105

MELVILLE, NEW YORK 11747

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

DATE:	November 29, 2005
TIME:	9:00 a.m. Eastern Standard Time
PLACE:

YOUR VOTE AT THE ANNUAL MEETING IS VERY IMPORTANT TO US.

DATE AND TIME:	November 29, 2005, at 9:00 a.m., Eastern Standard Time

PLACE

ITEMS OF BUSINESS:	(1) Elect six members to the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified;

(2) Ratify the selection of BDO Seidman as Allion’s Independent Registered Public Accountants for the 2005 fiscal year;

(3) Approve and adopt the Second Amended and Restated Certificate of Incorporation, attached hereto; and

(4) Transact such other business that may properly come before the Annual Meeting.

VOTING BY PROXY:	To ensure your representation at the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed addressed envelope. The giving of a proxy will not affect your right to revoke the proxy or to attend the Annual Meeting and vote in person.

ADMISSION TO THE MEETING:

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on October 24, 2005. The Annual Meeting will begin promptly at 9:00 a.m., Eastern Standard Time on Tuesday, November 29, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

James G. Spencer

Secretary, Treasurer and Chief Financial Officer

                    , 2005

ALLION HEALTHCARE, INC.

1660 WALT WHITMAN ROAD, SUITE 105

MELVILLE, NEW YORK 11747

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 29, 2005

We are providing these proxy materials to you in connection with the solicitation of proxies by the board of directors of Allion Healthcare, Inc. for the 2005 Annual Meeting of Stockholders and for any adjournment or postponement of the Annual Meeting. This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2005 Annual Meeting. The 2005 Annual Meeting will be held on November 29, 2005 at                                                                                                       , at 9:00 a.m., Eastern Standard Time. In this Proxy Statement, we refer to Allion Healthcare, Inc. as “Allion,” “we” or “us.”

We intend to mail this Proxy Statement and a proxy card on or about October 26, 2005 to people who, according to our records, owned common shares of Allion as of the close of business on October 24, 2005. With this Proxy Statement, we are mailing a copy of Allion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

At the Annual Meeting, you will be asked to vote on the following proposals:

1. Elect six directors, each for a one-year term;

2. Ratify the selection by the board of directors of BDO Seidman as Allion’s Independent Registered Public Accountants for the 2005 fiscal year;

3. Approve and adopt the Second Amended and Restated Certificate of Incorporation, attached hereto; and

4. Transact such other business as may properly come before the Annual Meeting.

The board of directors recommends that the stockholders vote FOR election of each of the board’s nominees for director, FOR approval of BDO Seidman as Allion’s Independent Registered Public Accountants and FOR approval and adoption of the Second Amended and Restated Certificate of Incorporation.

INFORMATION ABOUT THE 2005 ANNUAL MEETING AND VOTING

The Annual Meeting

The Annual Meeting will be held on November 29, 2005 at                                                                              , at 9:00 a.m., Eastern Standard Time.

This Proxy Solicitation

We are sending you this Proxy Statement because the board of directors of Allion is seeking a proxy to vote your shares at the 2005 Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares. At the close of business on October 24, 2005, which shall be referred to in this proxy statement as the “Record Date,” there were                      shares of common stock of Allion outstanding, which constitute all of the outstanding voting shares of Allion. Only holders of record of shares of our common stock on the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share issued and outstanding on the Record Date will be entitled to one vote on each of the proposals presented at the Annual Meeting. On October 26, 2005, we will begin mailing this Proxy Statement to all people who will be entitled to vote at the Annual Meeting.

Allion is paying the cost of soliciting these proxies. Allion’s directors, officers and employees may request proxies in person or by telephone, mail, facsimile or otherwise, but they will not receive additional compensation for their services. Allion will reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding these proxy materials to the beneficial owners of our shares.

Quorum Required

Our Third Amended and Restated Bylaws require the presence in person or by proxy of stockholders of record holding a majority of the issued and outstanding shares of our common stock entitled to vote on the matters to be presented at the Annual Meeting to constitute a quorum in order to conduct business at the Annual Meeting. If a quorum is not present, a vote cannot occur, and a majority in interest of the stockholders entitled to vote at the meeting may adjourn the meeting without notice other than by announcement at the meeting, until a quorum is present or represented. Proxy cards received by us but marked “ABSTAIN” and broker non-votes will be included in the calculation of the number of shares considered in determining whether or not a quorum exists.

Voting Your Shares

Voting in Person. You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting.

Voting By Proxy. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us before the Annual Meeting. If a proxy card is properly executed, returned to us and not revoked, the shares represented by the proxy shall be voted in accordance with the instructions set forth thereon. If a proxy card is signed but no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of the six nominees for director, designated Proposal 1 on the proxy card, and FOR the proposal to ratify the selection of BDO Seidman as Allion’s Independent Registered Public Accountants for the fiscal year 2005, designated Proposal 2 on the proxy card, as these are “discretionary” proposals, as described below. If you do not return your proxy card and do not attend the meeting, and the shares are registered in your name, your shares will not be voted.

Broker Voting. Shares registered in the name of a broker or other nominee will be voted as follows:

•

Discretionary Proposals. A broker or other nominee that holds your shares in its name is permitted to vote your shares on the “discretionary” proposals, which include the election of directors and the ratification of BDO Seidman as Allion’s Independent Registered Public Accountants for the 2005 fiscal year, even if the broker does not receive voting instructions from you. If the broker does not receive voting instructions from you with respect to the proposal for the ratification of BDO Seidman as Allion’s Independent Registered Public Accountants, the broker will vote your shares FOR this proposal. With respect to the proposal for the election of directors which requires a plurality of votes, your failure to indicate voting instructions to the broker will not count for or against a nominee.

•	Non-Discretionary Proposals. Certain proposals are “non-discretionary,” which means that brokers who do not receive instructions from their clients do not have discretion to vote on those items. This includes the proposal to approve the Second Amended and Restated Certificate of Incorporation. Accordingly, if you do not vote your proxy or instruct your broker how to vote your shares, your shares will not be considered a vote cast or entitled to vote on this proposal and will count as a vote AGAINST this proposal. Shares represented by proxies which are marked “abstain” will be counted as part of the total number of votes cast on this proposal and will have the same effect as a vote AGAINST this proposal.

Votes Required

In the election of directors, the six nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate ABSTAIN on your proxy card, your vote will not be counted for or against the nominee.

For the ratification of the appointment of BDO Seidman as Allion’s Independent Registered Public Accountants for the 2005 fiscal year, the proposal will be approved if a majority of the shares present or represented at the meeting and eligible to vote on this matter consent to the proposal. If you do not vote for the appointment of BDO Seidman, your shares will be voted FOR the proposal. If you indicate ABSTAIN on your proxy card, your vote will count AGAINST this proposal.

For the approval of the Second Amended and Restated Certificate of Incorporation, the proposal will be approved if a majority of the shares outstanding and eligible to vote on this matter approve the proposal. If you do not vote for the adoption of the Second Amended and Restated Certificate of Incorporation, or you indicate ABSTAIN on your proxy card, your vote will count AGAINST this proposal.

We have described in this Proxy Statement all of the proposals that we expect will be made at the Annual Meeting. If we or a stockholder properly present any other proposal to the Annual Meeting, the proxies have discretion to vote your shares on the proposal as they see fit.

Revoking Your Proxy

If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in one of three ways:

1. You may notify the Secretary of Allion in writing that you wish to revoke your proxy. Please contact: Allion Healthcare, Inc., 1660 Walt Whitman Road, Suite 105, Melville, New York 11747, Attention: James G. Spencer, Secretary. We must receive your notice before the time of the Annual Meeting.

2. You may submit a proxy dated later than your original proxy.

3. You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Additional Information

Together with this Proxy Statement, we are mailing our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

Information Related to Forward Looking Statements

This Proxy Statement and our 2004 Annual Report on Form 10-K contain forward-looking statements. All statements that are not purely historical are forward looking statements and can be identified with words such as “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “intend,” “project,” “goal,” “may,” “should,” “will,” and “continue.”

These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and other factors concerning our business operations, financial conditions and financial results, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. All forward-looking statements included or incorporated by reference in this Proxy Statement are based on information available to us as of the date hereof, and we assume no obligation to update any such forward-looking statements to reflect subsequent events or circumstances. Readers of this Proxy Statement are cautioned not to place undue reliance on such statements. The reader also should consult the cautionary statements and risk factors listed from time to time in the other reports we file with the Securities and Exchange Commission, including our 2004 Annual Report on Form 10-K that was mailed together with this Proxy Statement. These statements discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control.

Proposal 1:

Election of Directors

The following individuals are the board of director’s nominees for election to the board of directors of Allion:

Michael P. Moran

John W. Colloton

James B. Hoover

John Pappajohn

Derace Schaffer, M.D.

Harvey Werblowsky

Each director will be elected to serve for a one-year term, until the next annual meeting of stockholders and until his replacement is elected and qualified, unless he resigns or is removed before his term expires. All six of the nominees are currently members of the board of directors and have consented to serve as directors if re-elected. For more detailed information about each of the nominees, see the discussion under the heading “Directors and Executive Officers,” which begins on page 10 of this Proxy Statement.

If any of the nominees listed above cannot serve for any reason (which is not anticipated), the board of directors may designate a substitute nominee or nominees. If a substitute is nominated for election to the board of directors, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the board of directors may decide to reduce the size of the number of directors to eliminate the vacancy.

To the knowledge of Allion, no arrangement or understanding exists between any of the six nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee of Allion. None of the nominees has any family relationship to any other nominee or to any executive officer of Allion.

Recommendation

The board of directors unanimously recommends a vote “FOR” each of the nominees to the board of directors.

Proposal 2:

Ratification of Independent Registered Public Accountants

The board of directors, upon the recommendation of the audit committee of the board of directors, and subject to ratification by Allion’s stockholders, has appointed BDO Seidman to act as Independent Registered Public Accountants for Allion and its consolidated subsidiaries for the 2005 fiscal year. The board believes that BDO Seidman’s experience with and knowledge of Allion are important, and would like to continue this relationship. BDO Seidman has advised Allion that the firm does not have, and has never had, any direct or indirect financial interest in Allion or any of its subsidiaries, other than as a provider of auditing and accounting services.

In making the recommendation for BDO Seidman to continue as Allion’s Independent Registered Public Accountants for the year ended December 31, 2005, the audit committee reviewed past audit results performed during 2004 and proposed audit services to be performed during 2005. In selecting BDO Seidman, the audit committee and the board of directors carefully considered BDO Seidman’s independence. BDO Seidman has never performed any work except audit and tax services for Allion since it became Allion’s independent accountants in fiscal year 2003.

BDO Seidman has confirmed to Allion that it is in compliance with all rules, standards and policies of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”) governing auditor independence. A representative of BDO Seidman is expected to attend the Annual Meeting. The BDO Seidman representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

In the event the stockholders fail to ratify the appointment, the board of directors will reconsider its selection. Even if the selection of BDO Seidman as Allion’s Independent Registered Public Accountants for fiscal year 2005 is ratified, the board of directors, in its discretion, may direct the appointment of a different independent accounting firm for such fiscal year if the board of directors feels that such a change would be in Allion’s and its stockholders’ best interests.

Recommendation

The board of directors unanimously recommends a vote “FOR” ratification of the appointment of BDO Seidman, as Allion’s Independent Registered Public Accountants.

Proposal 3:

Approval of the Second Amended and Restated Certificate of Incorporation

The board of directors recommends that the stockholders approve and adopt the Second Amended and Restated Certificate of Incorporation that is described in more detail below and attached to this Proxy Statement as Appendix A. You should read Appendix A in its entirety. The Second Amended and Restated Certificate of Incorporation was approved unanimously by the board of directors at a meeting held on July 13, 2005 and reflects changes that are intended to protect stockholders from certain types of takeover practices by making changes from certain default provisions that would otherwise apply under the Delaware General Corporate Law (“DGCL”). The board of directors believes that the best interests of Allion and its stockholders will be served by adopting the Second Amended and Restated Certificate of Incorporation.

The Second Amended and Restated Certificate of Incorporation would (i) prohibit stockholder action through written consents, (ii) limit stockholders’ ability to amend, alter or repeal our Third Amended and Restated Bylaws and certain provisions of the Second Amended and Restated Certificate of Incorporation, and (iii) amend provisions relating to the number and removal of directors.

The foregoing changes are intended to ensure the stability and continuity of Allion’s leadership and policies and to protect stockholders from inadequate takeover bids and may encourage persons seeking to acquire control of Allion to negotiate first with the board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms. Nevertheless, you should note that the Second Amended and Restated Certificate of Incorporation could deter a future takeover attempt where the stockholders could have received a substantial premium over market value for their shares. Also, any negotiations with the board by persons seeking to acquire control of Allion could pose a conflict of interest for some members of the board who would be confronted with the prospect of losing their positions upon consummation of such an acquisition, even though the terms of the transaction could be favorable to Allion’s stockholders.

Except for these amendments, the Amended and Restated Certificate of Incorporation is being restated without any further changes. The proposed amendments are as follows:

•	Super Majority Approval Requirements. Section 242 of the DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws require a greater percentage. If approved, Section 6.3 of our Second Amended and Restated Certificate of Incorporation would require the affirmative vote of holders of at least two-thirds of the total votes entitled to vote in the election of directors to amend, or repeal any of our Third Amended and Restated Bylaws. In addition, Article XI of our Second Amended and Restated Certificate of Incorporation would require a vote of at least two-thirds of the outstanding shares entitled to vote in the election of directors to amend provisions of our Second Amended and Restated Certificate of Incorporation relating to the number, election, term of office and removal of our directors, indemnification of our directors and officers, director liability and the procedure for calling special meetings of stockholders. Any change to the foregoing supermajority voting requirements would also require a two-thirds vote of the outstanding shares entitled to vote in an election of directors.

•	Board Composition. Article III, Section 12 of our Third Amended and Restated Bylaws currently provides that any or all of our directors may be removed, with or without cause, by the holders of a majority of the shares of stock outstanding and entitled to vote for the election of directors. The Second Amended and Restated Certificate of Incorporation, if approved by your vote, would reduce stockholders’ ability to change the composition of the board of directors. Section 7.2 of the Second Amended and Restated Certificate of Incorporation would provide that the number of directors will be fixed from time to time with the consent of two-thirds of the directors. Section 7.4 of the Second Amended and Restated Certificate of Incorporation would provide that directors may only be removed for cause by the affirmative vote of a majority of the board or the holders of at least a majority of the outstanding shares of our capital stock then entitled to vote at an election of directors. These provisions would prevent our stockholders from removing any incumbent director without cause. Section 7.5 of the Second Amended and Restated Certificate of Incorporation would grant sole power to the directors to create new directorships or fill a vacancy on the board, and would give any director so appointed the right to hold office until his successor is duly elected and qualified or his earlier resignation or removal. These provisions could delay or prohibit removal of an incumbent director even though a majority of the stockholders may deem it desirable.

•

Action by Written Consent. Unless otherwise provided in a corporation’s certificate of incorporation, Section 228 of the DGCL permits any action required or permitted to be taken by stockholders of a corporation at a meeting to be taken without notice, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote were present and voted. If approved, the Second Amended and Restated Certificate of Incorporation would eliminate this ability of stockholders to act by written consent. Section 8.1 of the Second Amended and Restated Certificate of Incorporation would provide that stockholder action can be taken only at an annual or special meeting of stockholders and not by written consent in lieu of a meeting. This amendment will give all stockholders the opportunity to participate in determining any proposed action and will prevent the holders of a majority of the voting stock from using the written consent procedure to take stockholder action without affording all stockholders an opportunity to participate. This provision will also require stockholders to comply with the advance notice provisions of Section 11 of our Third Amended and Restated Bylaws for conducting business at annual or special meetings. Section 11 states that written notice of all stockholder proposals must be given to the Secretary not less than sixty days nor more than ninety days prior to the first anniversary of the proxy statement for the preceding year’s annual meeting, unless the annual meeting for the current year is advanced by more than twenty days or postponed by more than seventy days from such anniversary, in which case the proposal must be submitted on the later of the forty-fifth day prior to the annual meeting or the tenth day following public announcement of the meeting. This could lengthen the amount of time required to take stockholder action, which will ensure that stockholders will have sufficient time to weigh the arguments presented by both sides in connection with any contested stockholder vote. Accordingly, the written consent proposal may discourage, delay or prevent a change in control of Allion. For example, a proposal for the removal of directors with cause could, if the board of directors desired, be delayed until the next annual meeting of stockholders. Additionally, this amendment will protect the interests of Allion and its stockholders in the event of a sudden takeover attempt by requiring a hostile party, which otherwise could use consent procedures to obtain stockholder approvals for rapid changes, to deal fairly with stockholders and to give the board a better opportunity to analyze prospective business combinations and tender offers, evaluate alternatives and make careful recommendations to stockholders.

The effective date of the Second Amended and Restated Certificate of Incorporation will be the date on which it is filed with the Secretary of State of the State of Delaware, which shall be on any date selected by the board of directors on or prior to our next annual meeting of stockholders, but in no event later than such time. If, at any time prior to the effective date of the Second Amended and Restated Certificate of Incorporation, the board of directors, in its sole discretion, determines that the Second Amended and Restated Certificate of Incorporation is no longer in Allion’s best interests and the interests of our stockholders, then the Second Amended and Restated Certificate of Incorporation may be abandoned without further action by our stockholders.

Recommendation

The board of directors unanimously recommends a vote “FOR” approval of the Second Amended and Restated Certificate of Incorporation.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

The board of directors has no knowledge of any other matter that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matter shall properly come before the meeting or any adjournments thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxies in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of September 6, 2005, as to:

•	each of our directors and Named Executive Officers individually;

•	all of our directors and executive officers as a group; and

•	each person (or group of affiliated persons) known by us to own beneficially more than 5% of our outstanding common stock.

For the purposes of calculating percentage ownership as of September 6, 2005, 12,794,248 shares of common stock were issued and outstanding. In computing the number of shares of common stock beneficially owned by a person and the percent ownership of that person, we deemed outstanding shares of common stock subject to options and/or warrants held by that person that are currently exercisable or exercisable within 60 days of September 6, 2005. We did not deem these shares outstanding for purposes of computing the percent ownership of any other person. In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of the outstanding shares of our common stock pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information which we considered to be accurate and complete. We have determined beneficial ownership in accordance with the rules of the SEC. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on the information furnished by these owners, have sole voting power and investment power with respect to these shares, subject to applicable community property laws. Except as otherwise noted below, the address of the particular stockholder named in the following table is Allion Healthcare, Inc., 1660 Walt Whitman Road, Suite 105, Melville, New York 11747.

	Beneficial Ownership of Shares
Name	Number	Percentage
Directors and Officers:
John Pappajohn(1)	1,769,715	13.2%
Michael P. Moran(2)	650,000	4.8%
Derace Schaffer, M.D.(3)	420,000	3.3%
James B. Hoover(4)	387,094	3.0%
Mikelynn Salthouse, R.N.(5)	85,000	*
James G. Spencer(6)	62,500	*
John Colloton(7)	16,667	*
Harvey Werblowsky(8)	16,667	*
Robert Fleckenstein, R.Ph.(9)	12,500	*
All officers and directors as a group (9 persons)	3,420,143	23.6%

5% Stockholders:
Principal Life Insurance Company(10)	743,590	5.8%
Edgewater Private Equity Fund II, L.P.(11)	646,653	5.1%

(1)	The common stock owned includes 375,000 shares held by Halkis, Ltd., a sole proprietorship owned by Mr. Pappajohn and 250,000 shares held by Thebes, Ltd., a sole proprietorship owned by Mr. Pappajohn’s spouse, 70,000 shares of common stock issuable upon the exercise of options and 537,500 shares of common stock issuable upon the exercise of warrants. The common stock also includes 4,651 shares and warrants to purchase 50,000 shares of common stock issuable upon the exercise of warrants held by Equity Dynamics, Inc. and 5,000 shares issuable upon the exercise of warrants held by the Pappajohn Revocable Trust.
(2)	The common stock owned includes 650,000 shares of common stock issuable upon the exercise of options.
(3)	The common stock owned includes 120,000 shares of common stock issuable upon the exercise of options.
(4)	The common stock includes 58,889 shares of common stock issuable upon the exercise of options. The common stock also, includes 307,692 shares of common stock held by Dauphin Capital Partners, L.P., over which Mr. Hoover exercises voting and investment control by virtue of his position as founder and managing partner, and 5,128 shares owned by TriSons, an entity controlled by Mr. Hoover and his spouse.
(5)	The common stock owned includes 85,000 shares of common stock issuable upon the exercise of options.
(6)	The common stock owned includes 62,500 shares of common stock issuable upon the exercise of options.
(7)	The common stock owned includes 16,667 shares of common stock issuable upon the exercise of options.
(8)	The common stock owned includes 16,667 shares of common stock issuable upon the exercise of options.
(9)	The common stock owned includes 12,500 shares of common stock issuable upon the exercise of options.
(10)	The address for the Principal Life Insurance Company is 711 High Street, Des Moines, IA 50392.
(11)	The address for Edgewater Private Equity Fund II, L.P. is 900 N. Michigan Ave., 14th Floor, Chicago, IL 60611.
*	Less Than 1%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and certain of our officers (as specified in regulations issued by the SEC) and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership of the common stock with the SEC. Such persons are called “insiders.” Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.

Based solely on our receipt during the 2004 fiscal year of the copies of such reports of ownership and the certifications from executive officers and directors that no other reports were required for such persons, we believe that during the 2004 fiscal year all filing requirements applicable to our executive officers, directors and such greater than ten percent stockholders were complied with on a timely basis.

DIRECTORS AND EXECUTIVE OFFICERS

The nominating and corporate governance committee of the board of directors has recommended, and the board, acting unanimously, has proposed, the following individuals as nominees for directorships to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified: Michael P. Moran, John W. Colloton, James B. Hoover, John Pappajohn, Dr. Derace Schaffer and Harvey Z. Werblowsky. Future recommendations for director nominees will be proposed by the nominating and corporate governance committee of the board of directors as discussed in more detail below.

The following table shows, as of September 6, 2005, the names and ages of all of Allion’s executive officers and the director nominees who will continue to serve if their elections are approved by stockholders at the Annual Meeting.

Name	Age	Positions
Michael P. Moran	45	Chairman, Chief Executive Officer and President
John W. Colloton(1)	74	Director
James B. Hoover(1)(2)(3)	50	Director
John Pappajohn	77	Director
Derace Schaffer, M.D.(1)(2)(3)	57	Director
Harvey Z. Werblowsky, Esq.(2)(3)	57	Director
Robert E. Fleckenstein, R.Ph.	52	Vice President, Pharmacy Operations
MikeLynn Salthouse, R.N.	49	Vice President, HIV Sales
James G. Spencer	37	Chief Financial Officer, Secretary and Treasurer

(1)	Member of audit committee
(2)	Member of nominating and corporate governance committee
(3)	Member of compensation committee

Michael P. Moran has served as our Chairman, Chief Executive Officer and President and as a member of our board of directors since 1997. From 1996 to 1997, Mr. Moran was a Regional Vice President at Coram Healthcare, Inc. From 1990 to 1996, Mr. Moran was a Regional Vice President for Chartwell Home Therapies, Inc. Prior to 1990, Mr. Moran held various sales and management positions at Critical Care America, Inc. Mr. Moran received a B.A. in management from Assumption College.

John W. Colloton has served as one of our directors since 2004. He is currently Director Emeritus of the University of Iowa Hospitals and Clinics, and serves as the lead director of Wellmark, Inc. (Iowa-South Dakota Blue Cross & Blue Shield). From 1989 to 2003, Mr. Colloton served as a director of Baxter International Inc. and from 1997 to 2002, he served as a director of Radiologix, Inc. From 1971 to 1993, Mr. Colloton served as a director of the University of Iowa Hospitals and Clinics, and from 1993 through the year 2000, he served as Vice President of the University of Iowa for Statewide Health Services. Mr. Colloton received his B.A. in business administration from Loras College and a masters degree in hospital administration from the University of Iowa.

James B. Hoover has served as one of our directors since 2003. Since 1998, he has served as the Managing Partner of Dauphin Capital Partners, a venture capital firm, of which he is the founder. Prior to founding Dauphin Capital in 1998, Mr. Hoover was a General Partner of Welsh, Carson, Anderson & Stowe, or WCAS, a management buy-out firm specializing in healthcare and information services. From 1984 to 1992, Mr. Hoover was a General Partner of Robertson, Stephens & Co., an investment banking firm specializing in the financing of emerging growth companies with a particular emphasis on the healthcare industry. Currently, Mr. Hoover serves as a director of Quovadx Inc., a public company, as well as a director of several private healthcare companies. He is a member of the Special Projects Committee of Memorial Sloan-Kettering Cancer Center. He received his MBA from the Graduate School of Business at Indiana University. He holds a B.S. from Elizabethtown College (Pennsylvania) where he presently serves as a member of the Board of Trustees and Chairman of its Investment Committee.

John Pappajohn has served as one of our directors since 1996. Since 1969, Mr. Pappajohn has served as the President and principal stockholder of Equity Dynamics, Inc., a financial consulting firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm. Mr. Pappajohn has been an active private equity investor in healthcare companies for more than 30 years, has served on the boards of directors of over 40 public companies and currently serves as a director of the following public companies: MC Informatics, Inc., PACE Health Management Systems, Inc., Patient Infosystems, Inc. and Healthcare Acquisition Corp. In addition to being a founder of Allion, Mr. Pappajohn has been a founder of several public healthcare companies such as Caremark Rx, Inc., Quantum Health Resources, Radiologix, Inc. and Patient Infosystems, Inc. Mr. Pappajohn has also worked with many private healthcare companies, including Logisticare, Inc. and Source Medical Corporation. Mr. Pappajohn received his B.S.C. in business from the University of Iowa.

Derace Schaffer, M.D. has served as one of our directors since 1996. Dr. Schaffer has served as the Chairman of Radiologix and from 1980 to 2001 was the Chairman and Chief Executive Officer of the IDE Group, P.C., one of the radiology practices with which Radiologix has a contractual relationship. Dr. Schaffer is currently a Clinical Professor of Radiology at the Weill Medical College of Cornell University. Dr. Schaffer is also Chief Executive Officer and President of the Lan Group, a venture capital firm specializing in healthcare and high technology investments. He is an active co-investor on a variety of healthcare companies, and in addition to being a founder of Allion he co-founded Patient Infosystems, Inc., and Radiologix, Inc., both of which are public companies. Dr. Schaffer has also worked with many private healthcare companies, including Logisticare, Inc. and Source Medical Corporation. Dr. Schaffer has served as a director on many healthcare company boards of directors including several health systems and more than ten healthcare services and technology companies. He currently serves as a director of Healthcare Acquisition Corp., a public company and is a founder and director of Cardsystems, Inc. Dr. Schaffer is a board certified radiologist. He received his postgraduate radiology training at the Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident. Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society.

Harvey Z. Werblowsky, Esq. has served as one of our directors since 2004. Since December 2003, he has been the General Counsel of Kushner Companies, a real estate organization. From December 1990 until December 2003, Mr. Werblowsky was a partner at the law firm of McDermott Will & Emery LLP. Mr. Werblowsky received a B.A. from Yeshiva University and a J.D. from New York University School of Law.

Robert E. Fleckenstein, R.Ph. has served as our Vice President, Pharmacy Operations since December 2003 and is responsible for our national pharmacy operations. Mr. Fleckenstein has held positions in pharmacy management for 20 years, with over 10 of those years in specialty pharmacy. In 2003, he served as Account Manager for US Oncology, Inc. From 2000 to 2002, Mr. Fleckenstein served as Vice President of Operations for CVS ProCare at its Pittsburgh distribution center. From 1997 to 2000, he served as Director of Pharmacy Services for Stadtlanders Drug Company. Prior to 1997, Mr. Fleckstein held various management level positions in specialty and hospital pharmacy companies. Mr. Fleckstein received his B.S. in Pharmacy from the University of Pittsburgh and his MBA from the Katz Graduate School of Business at the University of Pittsburgh.

MikeLynn Salthouse, R.N. has served as our Vice President, HIV Sales since 2002. Ms. Salthouse has worked in the pharmaceutical industry for 20 years, including nine years with Stadtlanders and CVS ProCare, where she served as Vice President, Sales, and Vice President, Business Development. Prior to 1993, Ms. Salthouse held sales management positions with both Ivonyx and Clinical Homecare, infusion service companies, as well as various sales and management positions at McNeil Consumer Products, a division of Johnson & Johnson. Ms. Salthouse attended Loma Linda University and graduated from Riverside College, both in Southern California.

James G. Spencer has served as our Chief Financial Officer, Secretary and Treasurer since 2004. From October 2003 to May 2004, Mr. Spencer served as a consultant to us until becoming Chief Financial Officer. From 2002 until 2003, Mr. Spencer served as a Vice President in the Health Care Investment Banking Group for

Thomas Weisel Partners LLC. From 1999 to 2002, he served as Vice President in the Health Care Investment Banking Group for Credit Suisse First Boston. Prior to 1999, Mr. Spencer worked at Alex. Brown and Sons in Health Care Investment Banking. Mr. Spencer received his MBA from The Wharton School of the University of Pennsylvania and his B.S. in Economics and Management Statistics from the University of Maryland.

The board of directors has determined that the following directors are “independent” as such term is defined by the Nasdaq Marketplace Rules (the “Nasdaq Rules”): Harvey Z. Werblowsky, James B. Hoover, Dr. Derace Schaffer and John W. Colloton. Michael P. Moran is not “independent” under the Nasdaq Rules because he is an executive officer of Allion. The board of directors has determined that John Pappajohn is not an independent director, under the Nasdaq Rules or the Exchange Act, due, among other things, to the warrants and other compensation that he has received from Allion.

Our Third Amended and Restated Bylaws provide that the board of directors has the authority to set the number of directors that constitutes the board of directors from time to time. Currently, our board of directors consists of six directors. The directors serve for a one year term until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. No stockholder or group of stockholders has put forward a candidate for election as a director of Allion.

Meetings of the Board of Directors and Board Committees

The board of directors held a total of nine meetings during the fiscal year ended December 31, 2004 and seven meetings during the first six months of the 2005 fiscal year. Each of the directors attended at least 80% of the meetings of the board in 2004. All six of our directors attended the Annual Meeting of Stockholders in the 2004 fiscal year.

The standing committees of the board of directors include an audit committee, a compensation committee and a nominating and corporate governance committee. All members of these committees are independent directors as such term is defined in the Nasdaq Rules.

Audit Committee. The audit committee provides assistance to the board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, financial reporting, internal controls and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The audit committee also oversees the audit efforts of our independent accountants and determines whether they are independent of management. The audit committee currently consists of Messrs. Colloton and Hoover and Dr. Schaffer, each of whom is an independent member of our board of directors, as defined in the Nasdaq Rules and in accordance with Exchange Act Rule 10A-3. Mr. Hoover serves as the chairperson of our audit committee, and our board of directors has determined that he meets the definition of an “Audit Committee Financial Expert,” as defined by the SEC. We believe that the composition of our audit committee meets the criteria for independence under, and the functioning of our audit committee complies with, the applicable requirements of, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Nasdaq Rules and SEC rules and regulations. The audit committee met four times during the fiscal year ended December 31, 2004.

Compensation Committee. The compensation committee determines our general compensation policies and the compensation provided to our directors and officers. The compensation committee also reviews and determines bonuses for our executive officers. In addition, the compensation committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans. The current members of the compensation committee are Messrs. Werblowsky and Hoover and Dr. Schaffer, each of whom is an independent director as defined in the Nasdaq Rules. Mr. Werblowsky serves as the chairperson of our compensation committee. We believe that the composition of our compensation committee meets the criteria for independence under, and the functioning of our compensation committee complies with, the applicable requirements of the Nasdaq Rules and SEC rules and regulations. The compensation committee met once during the fiscal year ended December 31, 2004.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for reporting and making recommendations to the board concerning corporate governance matters. The current members of the nominating and corporate governance committee are Messrs. Werblowsky and Hoover and Dr. Schaffer, each of whom is independent as defined in the Nasdaq Rules. Dr. Schaffer serves as the chairperson of our nominating and corporate governance committee. We believe that the composition of and performance of functions by our nominating and corporate governance committee meets the criteria for independence under the applicable requirements of the Nasdaq Rules and SEC rules and regulations. The nominating and corporate governance committee met once during the fiscal year ended December 31, 2004.

The audit committee, the compensation committee and the nominating and corporate governance committee each has adopted a written charter that further describes its function and responsibilities. You may obtain copies of these charters by going to the “Investor Relations” section of our website located at www.allionhealthcare.com. We also have included a copy of the audit committee charter attached hereto as Appendix B.

We have adopted a Code of Ethics that applies to all of our directors, officers and employees including our senior financial officers. Our Code of Ethics has been filed with the SEC and is also available on our website located at www.allionhealthcare.com. Waivers of this code of ethics may be made only upon written request submitted to and approved by Allion’s board of directors. Changes in or waivers of the Code of Ethics will be promptly disclosed on our website.

Director Nominee Criteria and Process

The nominating and corporate governance committee of the board of directors unanimously recommended the nominees for election to the board of directors at the 2005 Annual Meeting of Stockholders. The nominating and corporate governance committee works with the board of directors on an annual basis to establish criteria for selecting new directors, identify individuals qualified to become board members, screen and recommend to the board nominees for election to the board, and evaluate the performance of incumbent directors in determining whether to nominate them for reelection at the next annual meeting of stockholders. The nominating and corporate governance committee will consider nominees recommended by Allion’s stockholders and third-party search firms, outside counsel or other experts, to identify potential new director candidates. In evaluating a potential director candidate, the nominating and corporate governance committee considers, among other factors, the candidate’s high-level leadership experience in business or administrative activities, breadth of knowledge about issues affecting Allion and the healthcare, pharmaceutical and disease management industries, and ability and willingness to contribute special competencies to board activities. In addition to these criteria, the nominating and corporate governance committee evaluates directoral candidates based on their personal attributes, including integrity, loyalty to Allion and dedication to its success and welfare, sound and independent business judgment, awareness of the role of a director in Allion’s corporate citizenship and image, time available for meetings and consultation on corporate matters, wide contacts with business and political leaders and willingness to assume a broad, fiduciary responsibility on behalf of all of Allion’s stockholders for the management of the business. The nominating and corporate governance committee evaluates candidates on the basis of their qualifications, experience, skills and ability and without regard to gender, race, color, national origin or other protective status. Once possible candidates are identified, the nominating and corporate governance committee will discuss its recommendations with the board of directors. If the candidate is approved by the board, the recommended candidate will be nominated for election, subject to a vote by stockholders at an annual meeting of stockholders. If the recommendation by the nominating and corporate governance committee is undertaken to fill a vacancy on the board or new directorship, the candidate can be appointed as a director by a two-thirds vote of the board of directors and shall hold office until his or her successor is duly appointed or elected and qualified or until his or her earlier death, resignation or removal.

Stockholder Nominations for Directors

Allion’s stockholders may submit candidates for consideration as director nominees by following the procedures outlined in the section entitled “Stockholder Proposals” in this Proxy Statement. Candidates proposed by stockholders in accordance with the required procedures outlined in that section are reviewed using the same criteria as candidates initially proposed by the nominating and corporate governance committee.

Director Compensation

Historically, our non-employee directors have each been granted options to purchase 50,000 shares of common stock pursuant to our 1998 Stock Option Plan and 2002 Stock Incentive Plan as compensation for their initial term of service on our board of directors. These options have an exercise price ranging from $2.00 to $6.00 per share approximating the fair market value as of the date of grant, and vest monthly in equal amounts over either a two or three-year period, beginning one month following the date such option is granted, and cease vesting when a director ceases to serve on our board of directors. Historically, we also granted our non-employee directors options to purchase 20,000 shares of common stock pursuant to our 1998 Stock Option Plan and our 2002 Stock Incentive Plan for each additional year that such director was re-elected. These options have an exercise price approximating the fair market value as of the date of grant and vest monthly in equal amounts over a one-year period. Our directors have not received any other compensation for their service as directors. We reimburse all directors for expenses incurred in connection with attending meetings. Directors who are employees or affiliates of ours have not received any compensation for their services as a director, except for the warrants we issued to John Pappajohn, which are explained in further detail in the section of this Proxy Statement entitled “Guarantee of Loan” under “Certain Relationships and Related Transactions.” Mr. Moran has not been compensated for his services as a director.

Executive Officer Compensation

The following table sets forth certain elements of compensation paid by us during the years ended December 31, 2004, 2003 and 2002 to our Chief Executive Officer, and our three most highly compensated executive officers other than our Chief Executive Officer. We refer to these executives as the “Named Executive Officers.”

	Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)		Bonus ($)(1)		Other Annual Compensation ($)(2)		Securities Underlying Options (#)
Michael P. Moran, Chairman, Chief Executive Officer President	2004 2003 2002	$ $ $	251,924 247,483 247,569	$ $ $	100,000 100,000 0	$ $ $	0 0 0	0 0 50,000

James G. Spencer,(3) Chief Financial Officer Secretary and Treasurer	2004		$151,538		$20,000		$2,513	125,000

Mikelynn Salthouse, R.N.,(4) Vice President, HIV Sales	2004 2003 2002	$ $ $	169,204 150,000 40,385	$ $ $	10,000 0 0	$ $ $	7,200 7,200 1,650	40,000 0 75,000

Robert E. Fleckenstein, R.Ph.,(5) Vice President, Pharmacy Operations	2004		$131,000		$18,750		$0	50,000

(1)	Bonuses were paid at the discretion of the compensation committee from time to time during 2004 based on merit-based performance. We do not have a written bonus plan.
(2)	For the years presented, perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the named executive officer.

(3)	Mr. Spencer became our Chief Financial Officer on May 18, 2004. The amount shown in the table above represents the amount we paid Mr. Spencer from May 20 through December 31, 2004. In addition to the amount shown above, Mr. Spencer served as a consultant to us from January 1 until May 17, 2004, during which time he was paid a fee of $23,681. We pay 100% of the premiums for Mr. Spencer’s healthcare insurance plan in lieu of his participation in company-sponsored plans. In 2004, we paid $2,513 of health insurance premiums for Mr. Spencer. The amount we pay for Mr. Spencer’s coverage is less than the amount that we would be required to pay had he elected to be covered by the healthcare insurance that we make available to all of our employees. All of our other Named Executive Officers except Mr. Spencer receive healthcare insurance that is identical to what we offer all of our employees.
(4)	The amounts shown for “Other Annual Compensation” reflect amounts paid to Ms. Salthouse for an annual automobile allowance.
(5)	Mr. Fleckenstein became our Vice President, Pharmacy Operations, in January 2004.

No Loans to Directors or Executive Officers

We have not granted any loans to any directors or executive officers that are currently outstanding.

Employment Agreements

Currently, we do not have employment agreements with any of our Named Executives. Many key responsibilities within our business have been assigned to them, and the loss of their services could adversely affect our business. In particular, the loss of the services of our Named Executive Officers—Messrs. Moran, Spencer, Salthouse and Fleckenstein—could disrupt our operations. As a practical matter, any employment agreement we may enter into will not assure the retention of such employee.

Options Granted in Last Fiscal Year

The following table sets forth information regarding stock options granted in 2004 under our 2002 Stock Incentive Plan to our Named Executive Officers. The potential realizable value is calculated assuming the fair market value of the common stock appreciates at the indicated rate for the entire term of the option and that the option is exercised and sold on the last day of its term at the appreciated price. These gains are based on assumed rates of appreciation compounded annually from the dates the respective options were granted to their expiration date based upon an assumed share price of $17.12, which was the closing price of our common stock on September 26, 2005, minus the share exercise price of $6.00. The 5% and 10% assumed rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future stock price growth. Actual gains, if any, on exercised stock options will depend on the future performance of our common stock.

Name	Number of Securities Underlying Options(1)	Percentage of Total Options Granted to Employees in Fiscal Year 2004(2)	Exercise Price(3)	Expiration Date	Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term
					5%	10%
Michael P. Moran	0	0%	—	—	—	—
James G. Spencer	125,000	21%	$6.00	5/18/2014	$1,555,917	$1,732,935
Mikelynn Salthouse, R.N.	40,000	7%	$6.00	5/18/2014	$534,788	$633,933
Robert E. Fleckenstein, R.Ph.	50,000	9%	$6.00	5/18/2014	$668,485	$792,491

(1)	The options granted in 2004 were issued on May 18, 2004 and vest ratably over a four-year period beginning on the date of grant, except that the options issued to Mr. Spencer were vested 25% on the date of grant, with the remaining options vesting 33 1/3% on each of the first three anniversaries of the date of grant.
(2)	The figures representing percentages of total options granted to employees in the last fiscal year are based on a total of 587,250 shares underlying options granted to our employees during 2004.

(3)	The exercise price of each option granted was equal to the fair market value of our common stock as valued by our board of directors on the date of grant.

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information regarding the number and value of vested and unvested options held by each of our Named Executive Officers as of December 31, 2004. There were no options exercised by the Named Executive Officers in 2004. There was no public trading market for our common stock on December 31, 2004. Accordingly, the dollar values in the table are calculated based upon an assumed share price of $17.12, which was the closing price of our common stock on September 26, 2005, less the exercise price of the options, and multiplying the result by the number of shares.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End Exercisable($)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael P. Moran	641,667	8,333	$10,652,000	$113,500
James G. Spencer	31,250	93,750	$347,500	$1,042,500
Mikelynn Salthouse, R.N.	62,500	52,500	$851,250	$615,050
Robert E. Fleckenstein, R.Ph.	0	50,000	$—	$556,000

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our board of directors or compensation committee (whose members are listed below) and the board of directors or compensation committee of any other entity. Additionally, no member of our compensation committee was during 2004, or formerly, an officer or employee of ours or any of our subsidiaries.

Compensation Committee Report on Executive Compensation

The compensation committee of the board of directors generally determines Allion’s executive compensation policies. In discharging its oversight role, the compensation committee is empowered to study or investigate any matter of interest or concern that it deems appropriate and shall have the sole authority to retain outside counsel or other experts for this purpose, including the sole authority to approve the fees payable to such counsel or other experts and all other terms of retention. The compensation committee evaluates the performance of Allion’s executive officers relative to the corporate goals and objectives established by the board of directors and sets compensation levels based on this evaluation. Factors which the compensation committee considers relevant in determining compensation include Allion’s performance and relative stockholder return, and the value of similar incentive awards to those with similar responsibilities at comparable companies.

The compensation committee of Allion’s board of directors is currently composed of Messrs. Hoover and Werblowsky and Dr. Schaffer, with Mr. Werblowsky serving as its Chairman. Each of these directors is independent under the definition of independence in the Nasdaq Rules. The compensation committee develops and recommends to the board of directors all compensation paid or awarded to Allion’s executive officers, and oversees, approves and administers executive compensation, employee benefits programs and policies applicable to our employees. As administrator of Allion’s employee benefit programs, the compensation committee has the power to determine who receives stock option grants and the terms of the options granted, including the exercise price, the number of shares subject to each option and the exercisability thereof, as well as the authority to cancel and re-grant options. This report relates to Allion’s compensation policy for its executive officers for the fiscal year ended December 31, 2004.

Philosophy. Allion’s compensation philosophy is to develop and implement policies that will encourage and reward outstanding financial performance and increase Allion’s profitability, thereby increasing stockholder value. Maintaining competitive compensation levels in order to attract, retain and reward executives who bring valuable experience and skills to Allion is also an important consideration. Working with management, the compensation committee develops and implements compensation plans for the company’s executive officers.

Compensation Structure

Executive officers’ compensation consists primarily of three components: (i) base salary, (ii) cash bonus and (iii) stock option grants. While the elements of compensation are considered separately, the compensation committee takes into account the total compensation package afforded by Allion to the individual executive.

Base Salary. The compensation committee evaluates the levels of base salary for Allion’s executive officers after considering a variety of factors that determine an executive’s value to Allion, including the individual’s knowledge, experience, and accomplishments and the responsibilities of the position held. No specific formula is applied in setting an executive officer’s base salary, either with respect to the total amount of such base salary or the relative value such base salary should bear to the executive officer’s total compensation package. Salaries paid to executive officers (including the Chief Executive Officer) are reviewed annually by the compensation committee, and proposed adjustments are based on an assessment of the nature of (i) the position and changes in the executive’s responsibilities, (ii) the individual’s contributions to Allion’s corporate goals, (iii) experience and tenure of the executive officer, (iv) comparable market salary data and (v) growth in Allion’s size and complexity. The compensation committee strives to ensure that base salaries are at a level that will permit it to compete with other companies for managers and executives with comparable qualifications and abilities and believes that the base salaries currently offered to key employees are sufficient to enable Allion to retain these employees while it evaluates its operating strategy for the future. The compensation committee approves all changes to executive officers’ salaries.

Cash Bonus. Prior to its initial public offering on June 22, 2005, Allion did not historically award regular cash bonuses and currently does not have a formal bonus plan. In recognition of the significant additional efforts required of the President and Chief Executive Officer and the Chief Financial Officer in connection with Allion’s initial public offering and subsequent status as a publicly traded company, Mr. Moran and Mr. Spencer each were awarded one-time, discretionary cash bonuses of $100,000 and $50,000, respectively, in 2005. In the future, the compensation committee may, in its discretion, award bonuses to executive officers and is currently considering the adoption of a formal bonus plan. Such bonuses may be based on an executive officer’s performance as well as Allion’s performance, such as consummation of an important acquisition or financing, achievement or surpassing of sales targets, or recognition of superior performance.

Stock Options. Stock option grants are designed to align the interests of executives with those of Allion’s stockholders. Stock option grants may be made to executive officers when one of the following events occurs: (i) initial employment, (ii) promotion to a new, higher position that entails increased responsibilities and accountability, (iii) recognition of superior performance, or (iv) as an incentive for continued service with Allion as well as continued superior performance. The compensation committee awarded stock options in 2004 under our 2002 Stock Incentive Plan to our Named Executive Officers other than Mr. Moran. See the section of this Proxy Statement entitled “Options Granted in the Last Fiscal Year” for more information about these grants. The compensation committee is currently considering alternative forms of compensation to replace stock options for directors and executive officers as a result of Allion’s recent initial public offering.

Chief Executive Officer’s Compensation. Mr. Moran does not have an employment contract with Allion. The factors used to determine his compensation are the same as those described for all executive officers. For more information on Mr. Moran’s compensation, you should read the section entitled “Executive Officer Compensation” in this Proxy Statement.

Compensation Deduction Limit. The SEC requires that this report comment on Allion’s policy with respect to a special rule under the tax laws, Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits the compensation that a corporation can deduct for payments to a Chief Executive Officer and the four other most highly compensated executive officers to $1 million per officer per year. Section 162(m) specifically exempts qualified performance-based compensation from the limit if the compensation meets certain requirements, including the requirement for the compensation to be paid only on account of objective performance goals preestablished and approved by a compensation committee consisting of at least two outside directors. With respect to compensation attributable to stock options, it is deemed to be “performance-based” only if, among other things, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. Certain compensation plans or agreements that exist before a corporation becomes publicly held in connection with an initial public offering may be exempt from the deduction limit imposed by Section 162(m) during a “reliance period,” which generally ends on the earliest of approximately three years after the initial public offering, the expiration or a material modification of such plan or agreement, or the issuance of all the compensation under such plan or agreement. Because the 2002 Stock Incentive Plan existed before our initial public offering on June 22, 2005, compensation received pursuant to the exercise of a stock option granted under the 2002 Stock Incentive Plan will be exempt from the deduction limit of Section 162(m) if the grant of the option occurred on or before the last day of the reliance period. In order for awards granted after the expiration of such reliance period to be exempt from the limit imposed by Section 162(m), the plan must be amended to comply with the exemption requirements under Section 162(m) and must be resubmitted for approval by our stockholders.

This compensation committee report shall not be deemed “soliciting material,” to be “filed” with the SEC, subject to Regulation 14A or 14C or to liability under Section 18 of the Exchange Act, except to the extent we specifically request that the information be treated as soliciting material. This report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement, unless this report is specifically incorporated by reference.

                    , 2005

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

James B. Hoover

Derace Schaffer, M.D.

Harvey Z. Werblowsky, Esq.

Stock Performance

Our common stock was not publicly traded in 2004. Shares of Allion common stock were sold in an initial public offering on June 22, 2005 at $13.00 per share. The closing price of Allion common stock on October 21, 2005, the last business day before the record date for the Annual Meeting, was $            . Allion shares are traded on the Nasdaq National Market under the symbol ALLI.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Option Grants to Directors

We have granted options to purchase common stock to our directors and officers. For more information, see the discussion under the heading “Options Granted in Last Fiscal Year” in this Proxy Statement.

Guarantee of Loan

In January 2000, we issued warrants to purchase 375,000 shares of common stock to John Pappajohn, a director, as consideration for his guarantee of a $1.5 million credit facility with West Bank. These warrants are exercisable at a price of $1.00 per share. As consideration for the renewal of his guaranty, we issued warrants to purchase 125,000 shares of common stock to Mr. Pappajohn in July 2003, exercisable at a price per share of

$5.00. In March 2005, when West Bank agreed to extend the maturity of its loan until September 2005, Mr. Pappajohn agreed to keep his guaranty in place through September 2005. As consideration for continuing his guaranty, in April 2005 we issued to Mr. Pappajohn warrants to purchase 100,000 shares of common stock exercisable at a price of $13.00 per share.

Legal Services

One of our directors, Harvey Z. Werblowsky, was a partner at the law firm of McDermott Will & Emery LLP. Prior to 2004, McDermott Will & Emery LLP served as our outside legal counsel on a variety of legal matters pertaining to our business. Mr. Werblowsky left McDermott Will & Emery LLP in 2003.

REPORT OF THE AUDIT COMMITTEE, AUDIT FEES AND AUDITOR INDEPENDENCE

Audit Committee Report

The role of the audit committee is to assist the board of directors in its oversight of Allion’s accounting and financial reporting processes and the audits of Allion’s financial statements, in accordance with the audit committee charter, a copy of which is attached to this Proxy Statement as Appendix B. This audit committee charter was revised in connection with our initial public offering in June 2005 to reflect the composition, duties and responsibilities of an audit committee that meets the requirements of Sarbanes-Oxley, the Nasdaq Rules and the Exchange Act. Management of Allion is responsible for the preparation, presentation and integrity of Allion’s financial statements, accounting and financial reporting principles, and internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing Allion’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion as to their conformity with generally accepted accounting principles. In this context, the audit committee’s responsibilities are to oversee and monitor (i) Allion’s accounting and financial reporting processes, (ii) the integrity and audits of Allion’s financial statements, (iii) Allion’s compliance with legal and regulatory requirements, (iv) the qualifications and independence of Allion’s independent accountants, and (v) the performance of Allion’s independent accountants. The audit committee meets periodically with the independent accountants to discuss the results of their explanations, the overall quality of Allion’s financial reporting and their evaluation of Allion’s internal control over financial reporting, as well as Allion’s critical accounting policies and practices and alternative treatments of financial information. You should refer to the audit committee charter for a more detailed explanation of the audit committee’s specific functions, responsibilities and procedures.

Now that Allion’s shares are listed on the Nasdaq National Market, the company is governed by the listing standards applicable thereto, specifically the definition of independence in the Nasdaq Rules. The audit committee currently consists of Messrs. Colloton and Hoover and Dr. Schaffer, each of whom is an independent member of our board of directors, as defined in the Nasdaq Rules and in accordance with Exchange Act Rule 10A-3.

Allion’s audit committee is also responsible for the appointment, compensation and oversight of the work of the independent accountants. As part of this responsibility, the audit committee is required to pre-approve the audit and non-audit services performed by the independent accountants to assure that the provision of these services does not impair the accountants’ independence.

In the performance of the audit committee’s oversight function, the audit committee has reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2004, with management. This review included a discussion of the quality and acceptability of Allion’s financial reporting and controls. Allion’s management has the primary responsibility for the financial statements and reporting process, including our system of internal control over financial reporting. The audit committee relies without independent verification on the information provided to it and on such representations made by management.

The audit committee has discussed with BDO Seidman, Allion’s Independent Registered Public Accountants for the year ended December 31, 2004, the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees (“SAS 61”), as amended by Statement on Auditing Standards No.’s 89 and 90 (“SAS 89” and “SAS 90”). SAS 61, as amended by SAS 89 and SAS 90, requires Allion’s independent accountants to provide the audit committee with additional information regarding the scope and results of their audit of Allion’s financial statements, including information with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgements and estimates, (iv) any significant audit adjustments, (v) any disagreements with management and (vi) any difficulties encountered in performing the audit. The audit committee has received the written disclosures from BDO Seidman required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, which provides that the independent accountants must discuss their independence with the audit committee and disclose in writing to the audit committee all relationships between the accountants and the company which, in the accountants’ judgment, reasonably may be thought to bear on their independence. The audit committee has discussed with BDO Seidman its independence and has determined that because there were no non-audit services performed by BDO Seidman for Allion, the accountants’ independence has been maintained.

Based upon the reports and discussions described in this report, the audit committee recommended to the board of directors that the audited financial statements be included in Allion’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC. The audit committee has also selected and recommended to stockholders the ratification of the reappointment of BDO Seidman as the Independent Registered Public Accountants to audit Allion’s consolidated financial statements for fiscal year 2005.

As specified in the audit committee charter, it is not the duty of the audit committee to plan or conduct audits or to determine that Allion’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and Allion’s independent accountants. In giving its recommendation to the board of directors, the audit committee has relied without independent verification on management’s representation that such financial statements have been prepared with integrity and objectivity and BDO Seidman’s representations that they have been audited and are in conformity with generally accepted accounting principals. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting processes or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Neither do the audit committee’s reviews and discussions referred to above assure that the audit of Allion’s financial statements has been conducted in accordance with generally accepted auditing standards, that Allion’s audited consolidated financial statements are presented in accordance with generally accepted accounting principles, or that BDO Seidman is in fact independent.

This audit committee report shall not be deemed “soliciting material,” to be “filed” with the SEC, subject to Regulation 14A or 14C or to liability under Section 18 of the Exchange Act, except to the extent we specifically request that the information be treated as soliciting material. This report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement, unless this report is specifically incorporated by reference.

                    , 2005

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

James B. Hoover (Chairperson)

John W. Colloton

Derace Schaffer, M.D.

Information Regarding the Fees Paid to BDO Seidman during the Year Ended December 31, 2004

General

The audit committee considered whether the services rendered by BDO Seidman, except for services rendered in connection with its audit of Allion’s annual financial statements and review of the quarterly financial statements, are compatible with maintaining BDO Seidman’s independence. The board of directors has ratified and affirmed the audit committee’s appointment of the accounting firm BDO Seidman to serve as the Independent Registered Public Accountants of Allion for the current fiscal year subject to ratification by Allion’s stockholders. Representatives of BDO Seidman are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered for Allion by BDO Seidman for the years ended December 31, 2004 and 2003 were:

	2004	2003
Audit Fees	$100,976	$100,255
Audit-Related Fees	0	116,436
Tax Fees	13,092	13,756

Total Fees	$114,068	$230,447

Audit Fees. BDO Seidman billed Allion approximately $100,976 for fiscal year 2004 and $100,255 for fiscal year 2003 for professional services rendered for the annual audit for Allion’s financial statements, and the quarterly reviews of the financial statements.

Audit Related Services. The aggregate audit-related fees billed during the fiscal year ended December 31, 2003 were primarily related to the audits and reviews of Medicine Made Easy, which Allion acquired on May 1, 2003.

Tax Fees. The aggregate amount billed for all tax fees for the fiscal year ended December 31, 2004, principally covered tax planning, tax consulting and tax compliance services provided to Allion. The aggregate tax fees billed during the fiscal year ended December 31, 2003 were primarily related to the preparation and filing of Allion’s federal consolidated and state tax returns. Going forward, we expect to incur additional costs associated with accounting fees related to the internal control over financial reporting attestation report required by all public companies under Section 404 of Sarbanes-Oxley.

All Other Fees. No other professional services were rendered or fees were billed by BDO Seidman for the fiscal years ended December 31, 2004 and 2003.

The audit committee approves all audit engagement fees and all other significant compensation to be paid to the independent auditor and the terms of the engagement. The audit committee has adopted policies and procedures for the pre-approval of the above fees. All requests for services to be provided by BDO Seidman are submitted to the audit committee. There were no non-audit related services that would require pre-approval from the entire audit committee.

None of the hours expended on the audit engagement of BDO Seidman were attributable to persons other than full-time, permanent employees of BDO Seidman.

CORPORATE GOVERNANCE INFORMATION

Stockholders can access Allion’s corporate governance information, including Allion’s Code of Ethics and the charters of the audit committee, compensation committee, and nominating and corporate governance committee at Allion’s website, www.allionhealthcare.com. The content of Allion’s website is not incorporated by reference into, or considered a part of, this document.

COMMUNICATING WITH THE BOARD OF DIRECTORS

In order to communicate with the board of directors as a whole, with non-management directors or with specified individual directors, correspondence may be directed to James G. Spencer, Secretary, Allion Healthcare, Inc., at 1660 Walt Whitman Road, Suite 105, Melville, New York 11747.

STOCKHOLDER PROPOSALS

If you intend to propose any matter for action at our 2006 Annual Meeting of Stockholders and wish to have the proposal included in our Proxy Statement for such meeting, you must submit your proposal to James G. Spencer, Secretary, Allion Healthcare, Inc., at 1660 Walt Whitman Road, Suite 105, Melville, New York 11747, not later than August 1, 2006 at 5:00 p.m. Eastern Standard Time, or if the meeting date for our 2006 Annual Meeting is changed by more than 30 days from this year’s meeting date, then such proposal must be received within a reasonable time before we print and mail the proxy materials for our 2006 Annual Meeting. Please note that we will only consider proposals for inclusion in our Proxy Statement and proxy relating to the 2006 Annual Meeting which comply with all of the requirements of Rule 14a-8 under the Exchange Act as well as the requirements of our Amended and Restated Certificate of Incorporation and Third Amended and Restated Bylaws. For each stockholder proposal, the stockholder must provide Allion with (i) a brief description of the business desired to be brought before the meeting, (ii) the reasons for bringing such business and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (iii) the number of shares of Allion which are beneficially owned and of record for such stockholder and such beneficial owner, if applicable. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given to our Secretary timely written notice under the above outlined requirements, in proper form, of the stockholder’s intention to bring that business before the meeting. We will be able to use proxies you give us for next year’s Annual Meeting to vote for or against any stockholder proposal that is not included in the Proxy Statement at our discretion if the proposal is submitted to us after September 30, 2006. However, if our 2006 Annual Meeting is changed by more than 20 days from the date of this year’s meeting, we will be able to use proxies you give us for next year’s Annual Meeting to vote for or against any stockholder proposal that is not included in the Proxy Statement at our discretion, unless the proposal is submitted by the later of (i) 45 days before the meeting and (ii) 10 days following the public announcement of the 2006 Annual Meeting.

ADDITIONAL INFORMATION

We have adopted a process called “householding” for mailing the annual report and Proxy Statement in order to reduce printing costs and postage fees. Householding means that stockholders who share the same last name and address will receive only one copy of the annual report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. We will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the annual report and Proxy Statement at the same address, we will provide additional copies to you promptly upon request. If you are a stockholder of record, please contact James G. Spencer, Secretary, Allion Healthcare, Inc., at 1660 Walt Whitman Road, Suite 105, Melville, New York 11747, or at telephone number (631) 547-6520. Eligible stockholders of record receiving multiple copies of the annual report and Proxy Statement can request householding by contacting us in the same manner.

If you are a beneficial owner, you may request additional copies of the annual report and Proxy Statement or you may request householding by contacting your broker, bank or nominee.

Appendix A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALLION HEALTHCARE, INC.

Allion Healthcare, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:    The name of the Corporation is Allion Healthcare, Inc.

SECOND:    The original Certification of Incorporation of the Corporation was filed on February 3, 1989; a Restated Certificate of Incorporation of the Corporation was filed on November 15, 1999; an Amendment to the Restated Certificate of Incorporation was filed on June 1, 2000; an Amendment to the Restated Certificate of Incorporation was filed January 5, 2001; and an Amendment to the Restated Certificate of Incorporation was filed on April 4, 2003. On January 9, 2001, the Corporation filed a Certificate of Designation of Series A Preferred Stock. On April 25, 2001, the Corporation filed an Amended and Restated Certificate of Designation of Series B Preferred Stock. On March 31, 2003, the Corporation filed a Certificate of Designation of Series C Preferred Stock. On April 15, 2004, the Corporation filed a Certificate of Designation of Series D Preferred Stock. On December 14, 2004, the Corporation filed a Certificate of Designation of Series E Preferred Stock.

THIRD:    That pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Second Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation.

FOURTH:    That the Board of Directors of the Corporation duly adopted resolutions setting forth the proposed amendment and restatement of the Certificate of Incorporation of said Corporation by written consent in lieu of special meeting, declaring such amendment and restatement to be advisable and directing that such amendment and restatement be submitted to the stockholders of the Corporation for approval.

FIFTH:    The stockholders of the Corporation duly adopted the proposed amendment and restatement by written consent in lieu of a special meeting, all in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

SIXTH:    The Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE 1

NAME

The name of the Corporation is Allion Healthcare, Inc.

ARTICLE 2

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”).

ARTICLE 3

REGISTERED OFFICE AND AGENT

The registered address of the Corporation in the State of Delaware is 2711 Centreville Road, Suite 400, Wilmington, New Castle County, Delaware 19808; and the name of the registered agent at such address is Corporation Service Company.

ARTICLE 4

CAPITAL STOCK

The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000) shares, consisting of eighty million (80,000,000) shares of Common Stock, par value $.001 per share (the “Common Stock”) and twenty-million (20,000,000) shares of Preferred Stock, par value $.001 per share (the “Preferred Stock”).

Any other class or series of stock of the Corporation shall be subject to all of the rights, privileges, preferences and priorities of such class or series as set forth in the certificate of designations filed to establish such class or series.

Section 4.1. Common Stock.  Except as otherwise provided by the Delaware Law or this Certificate of Incorporation, the holders of Common Stock: (i) subject to the rights of holders of any series of Preferred Stock, shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise and (ii) are subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as provided herein or in any resolution or resolutions.

(a)	Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.

(b)	Preemptive Rights. No holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.

(c)	Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and amounts payable upon shares of Preferred Stock entitled to a preference, if any, over holders of Common Stock upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Paragraph (c).

(d)	Voting Power. Except as otherwise provided by Delaware Law or this Certificate of Incorporation and subject to the rights of holders of any series of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock, and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the Corporation in connection with such issuance.

(e)

Dividends.  Subject to the rights of the holders of Preferred Stock, and to the other provisions of this Second Amended and Restated Certificate of Incorporation (as amended from time to time), holders of

Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

(f)	Lost Certificates. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

Section 4.2. Preferred Stock.  The Board of Directors of the Corporation is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the Delaware Law. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE 5

EXISTENCE

The Corporation is to have perpetual existence.

ARTICLE 6

MANAGEMENT

Section 6.1. Management of the Corporation.  For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

Section 6.2. Procedures of the Board.  Except to the extent prohibited by law, the Board of Directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members, including without limitation the vote required for any action by the Board of Directors, and that from time to time shall affect the directors power to manage the business and affairs of the Corporation; and no By-laws shall be adopted by stockholders which shall impair or impede the implementation of the foregoing.

Section 6.3. By laws.  The Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation. Notwithstanding the foregoing and anything contained in this Second Amended and Restated Certificate of Incorporation to the contrary, the bylaws of the Corporation shall not be amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders, without the affirmative vote of the holders of 66 2/3% of the voting power of all outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE 7

BOARD OF DIRECTORS

Section 7.1. Authority.  The Board of Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of Delaware Law, this Certificate of Incorporation and the By-laws of the Corporation; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such by-laws had not been adopted.

Section 7.2. Number of Directors.  The number of directors of the Corporation constituting the whole Board of Directors shall initially be six (6) members and thereafter such number as shall be fixed from time to time upon the approval of two-thirds of the Board of Directors. Each director shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or until he or she sooner resigns, is removed or becomes disqualified.

Section 7.3. Election and Term of Office.  The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors; provided that, whenever the holders of any class or series of capital stock of the Corporation are entitled to elect one or more directors pursuant to the provisions of this Second Amended and Restated Certificate of Incorporation (including, but not limited to, any duly authorized certificate of designation), such directors shall be elected by a plurality of the votes of such class or series present in person or represented by proxy at the meeting and entitled to vote in the election of such directors. The directors shall be elected and shall hold office only in this manner, except as provided in Section 2 of this Article Seven. Each director shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 7.4. Removal of Directors.  Any director may be removed, with cause, by a majority of the board of directors or the holders of a majority of the shares then entitled to vote at an election of directors at an annual meeting or special meeting of stockholders called for such purpose. For purposes of this section, “cause” shall mean only (i) conviction of a felony, (ii) declaration of unsound mind or order of a court, (iii) gross dereliction of duty, (iv) conviction of an act involving moral turpitude or (v) commission of an act which constitutes intentional misconduct or a knowing violation of law if in either case such act involves both improper substantial personal benefit and a material injury to the Corporation.

Section 7.5. Newly Created Directorships and Vacancies.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may be filled, so long as there is at least one remaining director, only by the Board of Directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies shall hold office until such director’s successor has been duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 7.6. Rights of Holders of Preferred Stock.  Notwithstanding the provisions of this Article Seven, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in the certificate of designations governing such series.

ARTICLE 8

STOCKHOLDER MEETINGS

Section 8.1. Action at Stockholder Meetings.  Any action required by Delaware Law to be taken at any annual meeting or special meeting of stockholders, or any action which may be taken at any annual meeting or special meeting of stockholders, may be taken only at such meeting, duly called in accordance with the Corporation’s By-laws, and not by written consent pursuant to Section 228 of Delaware Law or otherwise.

Section 8.2. Place of Stockholder Meetings.  Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors in the By-Laws of the Corporation.

Section 8.3. Special Meetings of Stockholders.  For so long as the Corporation’s Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended, special meetings of stockholders of the Corporation may be called only by either the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office or by the chief executive officer of the Corporation.

ARTICLE 9

INDEMNIFICATION

Section 9.1. Right to Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while so serving, shall be indemnified and held harmless by the Corporation to the full extent authorized by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, or excise taxes, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, agent, partner, member or trustee and shall inure to the benefit of his or her heirs, executors and administrators. Each person who is or was serving as a director or officer of a subsidiary of the Corporation shall be deemed to be serving, or have served, at the request of the Corporation. Any indemnification (but not advancement of expenses) under this Article Nine (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Delaware Law, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (a) by a majority vote of the directors who were not parties to such proceeding (the “Disinterested Directors”), even though less than a quorum, (b) by a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, even though less than a quorum, (c) if there are no such Disinterested Directors, or if such Disinterested Directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. The Corporation, may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

Section 9.2. Procedure for Indemnification.  Any indemnification or advance of expenses (including attorneys’ fees, costs and charges) under this Article Nine shall be made promptly, and in any event within thirty (30) days upon the written request of the Indemnitee (and, in the case of advance of expenses, receipt of a written undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Article Nine). The right to indemnification or advances as granted by this Article Nine shall be enforceable by the Indemnitee in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within thirty (30) days. Such person’s costs and expenses incurred in connection with successfully establishing his/her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses (including attorney’s fees, costs and charges) under this Article Nine where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Delaware Law, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he/she has met the applicable standard of conduct set forth in Delaware Law, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 9.3. Advancement of Expenses.  Expenses (including attorneys’ fees, costs and charges) incurred by an Indemnitee in defending a proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article Nine. The majority of the Disinterested Directors (or a committee thereof) may, in the manner set forth above, and upon approval of such Indemnitee, authorize the Corporation’s counsel to represent such person, in any proceeding, whether or not the Corporation is a party to such proceeding.

Section 9.4. Insurance.  The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or note the Corporation would have the power to indemnify such person against such expenses, liability or loss under Delaware Law.

Section 9.5. Amendment or Repeal.  Any repeal or modification of this Article Nine or any repeal or modification of relevant provisions of Delaware Law or any other applicable laws shall not in any way diminish any rights to indemnification of such person or the obligations of the Corporation arising hereunder with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such modification or repeal.

Section 9.6. Reliance.  Persons who after the date of the adoption of this provision become or remain directors, officers, employees or agents of the Corporation or who, while a director, officer, employee or agent of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article Nine in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article Nine shall apply to claims made against an Indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

Section 9.7. Other Rights.  The rights to indemnification and to the advance of expenses conferred in this Article 9 shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or under any law (common or statutory), bylaw, agreement, vote of stockholders or Disinterested Directors or otherwise. both as to action in his/her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administers of such person. All rights to indemnification under this Article Eight shall be deemed to be a contract between the Corporation and each director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article Nine is in effect. For the purposes of this Article Nine, references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article Nine, with respect to the resulting or surviving corporation, as he would if he/she had served the resulting or surviving corporation in the same capacity.

ARTICLE 10

LIABILITY

A director of the Corporation shall under no circumstances have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Delaware Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE 11

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Second Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation

or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law, this Second Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation or otherwise, the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt any provision inconsistent with, to amend or repeal any provision of, or to adopt a bylaw inconsistent with, Articles Seven, Nine, Ten, or Eleven or Section 8.3 of this Second Amended and Restated Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned affirms as true the foregoing under penalties of perjury and has executed this Certificate as of this             day of             , 2005.

ALLION HEALTHCARE, INC.

By:
Michael P. Moran, Chairman of the Board, Chief Executive Officer and President

Appendix B

ALLION HEALTHCARE, INC.

AUDIT COMMITTEE CHARTER

I.    PURPOSE

The purpose of the audit committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Allion Healthcare, Inc. (the “Company”) is to assist the Board in overseeing the accounting and financial reporting processes and the audits of the Company’s financial statements. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	Appoint, approve and monitor the independence, qualifications, services, performance and compensation of the Company’s independent auditors; and

•	Review and approve, as appropriate, related party transactions for potential conflict of interest situations.

While the Audit Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate, are in accordance with generally accepted accounting principles, and fairly present the financial condition and financial result of the Company. The foregoing is the sole responsibility of management and the independent auditors.

II.    COMPOSITION

The Audit Committee shall have at least three members, comprised solely of independent directors (as defined in the applicable rules of the Nasdaq National Market) and shall also satisfy the Nasdaq National Market’s heightened independence requirement for members of an audit committee. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, the Audit Committee shall have at least one member who satisfies the definition of an “audit committee financial expert” as set forth in Item 401(h) of Regulation S-K, promulgated by the SEC and as determined by the Nominating & Corporate Governance Committee or the Board (as the case may be) (the “Financial Expert”). The designation of the Financial Expert shall be made by the Board at least annually.

The members of the Audit Committee shall be nominated by the Nominating and Corporate Governance Committee and appointed annually by the Board and shall serve until his or her successor is duly appointed and qualified or until such member’s earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. No member of the Audit Committee shall serve simultaneously on the audit committees of more than two other public companies without the prior approval of the Board.

Formal action to be taken by the Audit Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Audit Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Audit Committee.

The Audit Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Audit Committee shall maintain a separate book of minutes of its proceedings and actions and report regularly to the Board summarizing the Audit Committee’s actions and any significant issues considered by the Audit Committee. The Audit Committee may, in its discretion, delegate authority to subcommittees, whether or not such delegation is specifically contemplated under any plan or program when and as it deems appropriate.

III.    MEETINGS

The Audit Committee shall hold meetings are deemed necessary or desirable by the chair of the Audit Committee. All Audit Committee members are expected to attend each meeting. As part of its responsibility to foster open communication, the Audit Committee should meet periodically with management and the independent auditor in separate sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. When deemed appropriate, Audit Committee meetings may be held in person or by telephone. Meeting agendas shall be prepared and provided in advance to members, along with appropriate background materials. Minutes or other records of meetings and activities of the Audit Committee shall be maintained and reported to the full Board.

IV.    RESPONSIBILITIES AND DUTIES

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders and the investment community relating to the corporate accounting and reporting practices of the Company and oversight of (1) the quality and integrity of financial reports of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the Company’s independent auditors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the following authority and responsibilities:

Independent Auditors

1.	The Audit Committee shall recommend to the Board, subject to approval of the stockholders, the appointment of the independent auditor.

2.	The independent auditors report directly to the Audit Committee and are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and qualifications of the independent auditors and evaluate the performance of the auditors, the provision of audit and non-audit services, and the discharge of auditors when circumstances warrant. In performing this review, the Audit Committee shall:

(i)	Obtain and review a report from the independent auditors at least annually regarding (1) the independent auditors’ internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; and (3) any steps taken to deal with any such issues. Evaluate the qualifications and performance of the independent auditors, including considering whether the auditors’ quality controls are adequate. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board promptly after each such review;

(ii)	On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services, consider whether the provision of permitted nonaudit services, if any, is compatible with maintaining the auditors’ independence, and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors;

(iii)	Review and evaluate the lead partner of the independent auditor and ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be a regular rotation of the independent auditor itself; and

(iv)	Present its conclusions with respect to the independent auditor to the Board.

3.	The Audit Committee shall review with the independent auditor any problems or difficulties and management’s response.

4.	The Audit Committee shall approve all audit engagement fees and other significant compensation to be paid to the independent auditor and the terms of such engagement. Pre-approve any non-audit services to be provided to the Company by the independent auditor. Set clear hiring policies by the Company with respect to employees or former employees of the independent auditor.

5.	From time to time, the Audit Committee shall discuss with the independent auditor and management:

(i)	all critical accounting policies,

(ii)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor;

(iii)	the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, if any; and

(iv)	other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

6.	The Audit Committee shall annually review the independent auditors’ audit plan. Discuss scope, staffing, locations, reliance upon management and general audit approach.

7.	The Audit Committee shall, from time to time, review with the independent auditor its evaluation of the quality of the Company’s accounting principles and such matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

8.	The Audit Committee shall have the power to resolve any disagreements between management and the independent auditor regarding financial reporting.

Financial	Reporting Process

1.	Review and discuss with management and the independent auditor, as appropriate, earnings press releases and other financial information, including particularly any “pro forma” information or other non-GAAP financial measures, and any earnings guidance to be disseminated to the public, communicated to ratings agencies, included in any Current Report on Form 8-K or otherwise properly used in any other public presentation

2.	Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61. Review significant accounting and reporting issues of complex or unusual transactions and the effect of off-balance sheet structures on the financial statement of the Company.

3.	Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor and outside legal counsel, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Based on review and discussions, make recommendations to the Board whether the Company’s annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

4.	Review the regular internal reports to management prepared by the independent auditor and management’s responses to these documents.

5.	Consider the independent auditor’s judgments about the quality (not just the acceptability) and appropriateness of the Company’s accounting principles as applied in financial accounting. Inquire as to the independent auditor’s views about whether management’s choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

6.	In consultation with management, and the independent auditor, consider the integrity and adequacy of the Company’s financial reporting processes and controls, both external and internal. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditor together with management’s responses, including the status of previous recommendations.

7.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management.

Internal	Controls and Legal Compliance

1.	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control over financial reporting and ensuring that all individuals possess an understanding of their roles and responsibilities.

2.	Review and investigate any matters relating to the integrity of management, potential conflicts of interest and adherence to the Company’s policies.

3.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

4.	Consider and review with management and the independent auditors, the effectiveness of the Company’s system of internal control over financial reporting. Develop, in consultation with management, a timetable for implementing recommendations to correct identified deficiencies or weaknesses.

5.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

6.	Review management’s monitoring of the Company’s compliance with laws and management’s exercise of ethical practices and ensure that management has the proper review systems in place to ensure that the Company’s financial statements, reports and other information disseminated to governmental organizations, and the public, satisfy legal requirements.

Reports	of the Audit Committee

1.	Report to the Board about Audit Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statement, or internal controls over financial reporting.

2.	Prepare a report of the Audit Committee to be included in the Company’s proxy statement for its annual meeting of stockholders, disclosing whether (1) the Audit Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (2) the Audit Committee discussed with the auditors the independence of the auditors; and (3) based upon the Audit Committee’s review and discussions with management and the independent auditors, the Audit Committee had recommended to the Board that the audited financials be included in the Company’s annual report on Form 10-K.

3.	Report annually to the shareholders, describing the Audit Committee’s composition, responsibilities and how they were discharged, and any other information required by the Securities and Exchange Commission or the Nasdaq National Market, including approval of non-audit services.

Miscellaneous

1.	The Audit Committee will perform such other functions as assigned by law, the Nasdaq National Market, the Company’s articles of incorporation or bylaws or the Board.

2.	Review and reassess the adequacy of the Charter at least annually. Submit the Audit Committee Charter to the Board for approval and have the document published at least every three years in accordance with regulations promulgated by the SEC.

3.	Review and pre-approve all related-party transactions as defined by the Nasdaq National Market.

4.	Review regularly the Company’s compliance processes.

5.	The Audit Committee shall perform any other activities consistent with the Audit Committee Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems appropriate or necessary.

6.	Establish procedures for:

(i)	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(ii)	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

V.    RESOURCES AND AUTHORITY

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors, management and Company employees. The Audit Committee shall have resources, authority and funding appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

PROXY

ALLION HEALTHCARE, INC.

ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 29, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ALLION HEALTHCARE, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on November 29, 2005 and the Proxy Statement, and appoints Michael P. Moran and James G. Spencer or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Allion Healthcare, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the 2005 Annual Meeting of Stockholders of Allion to be held at                                                                                                   , on November 29, 2005 at 9:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth below.

1.	TO ELECT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

☐	FOR all nominees listed below (except as marked to the contrary below).

Nominees:

John W. Colloton

James B. Hoover

Michael P. Moran

John Pappajohn

Derace Schaffer, M.D.

Harvey Z. Werblowsky

☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

TO WITHHOLD AUTHORITY TO VOTE for any nominee or nominees, write the name of such nominee or nominees below:

2.	TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL AND ADOPTION OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The board of directors recommends a vote FOR the directors listed above in Proposal 1 and a vote FOR all other proposals. This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of the directors listed above in Proposal 1 and FOR the ratification of the selection of BDO Seidman, LLP as Allion’s Independent Registered Public Accountants listed above in Proposal 2.

NOTE ADDRESS CHANGE BELOW

Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.

Signature: Date: Signature: Number of Shares of Common Stock: